OTHER FINANCIAL AND NON-OPERATING ITEMS	6 Months Ended
Jun. 30, 2019
Other Financial Items [Abstract]
OTHER FINANCIAL AND NON-OPERATING ITEMS
OTHER FINANCIAL AND NON-OPERATING ITEMS

Other financial items, net comprise the following items:

	Six months ended		Year ended
(in thousands of $)	June 30, 2019	June 30, 2018	December 31, 2018
Net cash movement on non-designated derivatives	702	(647)	(721)
Net (decrease)/increase in fair value of non-designated derivatives	(6,316)	6,492	13,908
Other items	(233)	(133)	(2,780)
Total other financial items, net	(5,847)	5,712	10,407

The net movement in the fair values of non-designated derivatives and net cash movement thereon relates to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. Changes in the fair values of interest rate swaps that are designated as cash flow hedges are reported under “Other comprehensive income”.

Other items in the six months ended June 30, 2019 include a gain of $0.1 million arising from foreign currency translation. In the year ended December 31, 2018 other items included foreign currency translation net loss of $2.0 million (six months ended June 30, 2018: gain of $0.1 million). Other items also include bank charges and fees relating to loan facilities.

Following the adoption of ASU 2017-12 from January 2019, the Company now recognizes any changes in the fair value of swaps designated as accounting hedges in other comprehensive income. The adoption of the standard resulted in an opening balance adjustment of $32.0 thousand from retained earnings to other comprehensive income. See also Recently Adopted Accounting Standards within Note 1.

Other non-operating items in the income statement comprise the following items:

	Six months ended		Year ended
(in thousands of $)	June 30, 2019	June 30, 2018	December 31, 2018
Impairment of loan notes	(8,225)	—	—

In February 2016, the offshore support vessel Sea Bear, then chartered to a subsidiary of Deep Sea was sold and its lease canceled. An agreed termination fee was received in the form of a loan note from Deep Sea, receivable over the approximately six remaining years of the canceled lease. The note received interest at 7.25% and has a face value of $14.6 million. The note was evaluated to have an initial fair value of $11.6 million which was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and relevant trading activity in the debt market. In June 2017, Deep Sea completed a merger with Solstad Offshore ASA and Farstad Shipping ASA, creating Solstad Farstad ASA. In October 2018, Solstad Farstad ASA changed its name to Solstad Offshore ASA ("Solstad"). The loan note is unsecured and not guaranteed by its holding company. During the six months ended June 30, 2019, the Company concluded that the loan note was no longer recoverable and fully provided against it.